UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2026

FortuneX Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43307	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, 3rd Fl. New York, NY 10036	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share, and one-half of one warrant	FXACU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001	FXAC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one ordinary share at an exercise price of $11.50 per share	FXACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by FortuneX Acquisition Corporation (“FortuneX”) with the U.S. Securities and Exchange Commission on September 22, 2026 (the “Original Form 8-K”). This Form 8-K/A is being filed to (i) correct inadvertent errors in FortuneX’s descriptions in Item 1.01 regarding certain provisions of the Business Combination Agreement (as defined below), (ii) supplement the disclosures in Item 1.01 regarding the Governance of PubCo (as defined below), and (iii) replace the copy of Exhibit 10.4 filed therewith which inadvertently included the incorrect version of the Amended and Restated Registration Rights Agreement. The corrected version of the Amended and Restated Registration Rights Agreement is filed as Exhibit 10.1 hereto and supersedes and replaces in its entirety Exhibit 10.4 to the Original Form 8-K. Except as stated herein, no other changes have been made to the Original Form 8-K, and this Amendment should be read in conjunction with the Original Form 8-K.

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported, on September 18, 2026, FortuneX entered into a Business Combination Agreement (the “Business Combination Agreement”) with WT Realty Group Inc., a Delaware corporation (the “Company” or “WT Realty”) and FortuneX Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of FortuneX (“Merger Sub”), pursuant to which, among other things, and subject to the terms and conditions set forth therein, (i) FortuneX will de-register under the Cayman Islands Companies Act (as revised) and domesticate as a corporation incorporated in the State of Delaware (the “Domestication”) and (ii) immediately following the Domestication, Merger Sub will merge with and into WT Realty (the “Merger” and, together with the Domestication and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with WT Realty surviving the Merger as a wholly-owned subsidiary of FortuneX (renamed in connection with the Domestication, “PubCo”).

Capitalized terms used but not otherwise defined in this Amendment have the meanings ascribed to such terms in the Business Combination Agreement.

Governance

Item 1.01 of the Original Form 8-K is hereby supplemented with the following additional disclosure:

Each share of PubCo Class A Common Stock will be entitled to 1 vote per share and each share of PubCo Class B Common Stock will be entitled to 20 votes per share.

Termination

The following disclosure replaces the corresponding disclosure under the heading “Termination” in Item 1.01 of the Original Form 8-K:

The Business Combination Agreement may be terminated prior to the Closing under specified circumstances, including: (i) by mutual written consent of FortuneX and the Company; (ii) by either party if a final, non-appealable law or order permanently restrains, enjoins or otherwise prohibits the Transactions, subject to specified limitations; (iii) by either party if the requisite FortuneX shareholder approval is not obtained at the applicable shareholder meeting; (iv) by either party if the Closing has not occurred on or prior to May 26, 2027 (the “Outside Closing Date”), subject to specified limitations; (v) by FortuneX if the Company does not deliver the required PCAOB-audited financial statements by October 30, 2026; and (vi) by either FortuneX or the Company upon certain uncured breaches by the other party that would cause specified closing conditions not to be satisfied.

The Business Combination Agreement also provides for a $500,000 termination fee payable by a breaching party to the non-breaching party if the Business Combination Agreement is terminated for a material breach under the specified termination provisions. In addition, the termination fee may become payable following a termination for failure to close by the Outside Closing Date where a delay of more than six months is primarily attributable to a party’s failure to use commercially reasonable efforts to consummate the Transactions, subject to the exceptions set forth in the Business Combination Agreement, including delays primarily attributable to regulatory review, completion of the Company’s audit, SEC review, general market conditions or other circumstances outside the applicable party’s reasonable control.

SPAC Transaction Expenses; Expense Cap

The following disclosure replaces the corresponding disclosure under the heading “SPAC Transaction Expenses; Expense Cap” in Item 1.01 of the Original Form 8-K:

If the Closing occurs on or prior to May 26, 2027, FortuneX transaction expenses payable by PubCo, WT Realty or from Available Closing Cash are capped at $1.5 million (the “SPAC Expense Cap”). The SPAC Expense Cap includes, without limitation, all premiums, fees and other costs associated with D&O tail insurance, all amounts payable pursuant to the Administrative Services Agreement, and all extension fees, contributions and other amounts funded or paid by or on behalf of FortuneX or Sponsor to extend the period of time available to FortuneX to consummate a Business Combination. Notwithstanding the foregoing, any deferred legal, advisory or other professional fees that are payable only upon, or otherwise contingent upon, the consummation of the Business Combination (collectively, the “Deferred Fees”) are not included in the calculation of the SPAC Expense Cap; provided, that Deferred Fees do not include D&O tail insurance premiums. The deferred underwriting commission payable pursuant to the Underwriting Agreement is governed exclusively by the applicable provisions of the Business Combination Agreement and is not payable by PubCo, the Company or from the proceeds of any Transaction Financing. Any FortuneX transaction expenses included in the calculation of the SPAC Expense Cap that exceed the SPAC Expense Cap will be borne solely by FortuneX or Sponsor.

Additional Information Concerning the Business Combination Agreement

Except as described in this Amendment, all other disclosures in the Original Form 8-K remain unchanged. The foregoing descriptions are qualified in their entirety by reference to the full text of the Business Combination Agreement and the other documents filed as exhibits to the Original Form 8-K and this Amendment, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Amended and Restated Registration Rights Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FortuneX Acquisition Corporation

Date: October 7, 2026	By:	/s/ Daniel M. McCabe
	Name:	Daniel M. McCabe
	Title:	Chief Executive Officer

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